UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          July 22, 2005
                                                 -------------------------------

                              NEXTEL PARTNERS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE

                 (State or Other Jurisdiction of Incorporation)

            000-29633                                     91-1930918
--------------------------------------------------------------------------------

     (Commission File Number)                 (IRS Employer Identification No.)

                               4500 CARILLON POINT
                           KIRKLAND, WASHINGTON 98033

               (Address of Principal Executive Offices) (Zip Code)

                                 (425) 576-3600

              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

  [ ]Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

  [ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

  [ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.  OTHER EVENTS.

            As previously reported, on July 5, 2005, Nextel Partners, Inc. commenced an action against Nextel Communications, Inc. and Nextel WIP Corp., a subsidiary of Nextel Communications, in New York Supreme Court, asserting that certain elements of the merger integration process involving Nextel Communications and Sprint Corporation violate several of Nextel Communications' and Nextel WIP's obligations to Nextel Partners under various agreements. On the same day, Nextel Partners initiated a dispute resolution process, and subsequently made a demand for arbitration, with respect to these and other claims. The New York lawsuit sought an injunction in aid of the arbitration.

            On July 22, 2005, the parties selected a three-member arbitration panel to hear the matters set forth in Nextel Partners' demand for arbitration. Accordingly, Nextel Partners is now able to seek an injunction directly from the arbitration panel. The panel has scheduled a hearing on August 25, 2005 with respect to Nextel Partners' request for a preliminary injunction. We cannot predict the timing or the outcome of the arbitration proceedings.

            As a result of the parties' submission of these matters to arbitration and the scheduling of a hearing before the arbitration panel on Nextel Partners' request for a preliminary injunction, Nextel Partners has no need to seek an injunction from the New York Supreme Court. Accordingly, Nextel Partners has voluntarily withdrawn, without prejudice, its action in the New York Supreme Court.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NEXTEL PARTNERS, INC.



                                       By:    /s/ Donald J. Manning
                                       Name:  Donald J. Manning
                                       Title: Vice President, General Counsel
                                              and Secretary


Date:  July 27, 2005


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